UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697 06-1449146
(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On October 14, 2014, the pilots of International Brotherhood of Teamsters ("IBT") Local 357 voted in a new Executive Board, that will take office January 1, 2015. Below is a chart identifying the current representatives and the newly elected representatives.

IBT Local 357 Executive Board
Representing the pilots of Republic Airways

	Current	Elected
President	Craig Moffatt	James B. Clark II
Vice President	Gary Czachowski	Fred Long
Secretary/Treasurer	James B. Clark II	Adam Herbert
Recording Secretary	Dan Sillbaugh	Joshua LeBlanc
Trustee	Matthew Hubner	Matthew Hubner
Trustee	Carl Schwerman	Steve Graff
Trustee	Shane White	Brian Wissel

The Company and IBT Local 357 have a meeting scheduled with the National Mediation Board on October 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.
By:    /s/ Timothy P. Dooley
Name:    Timothy P. Dooley

Title:	Executive Vice President and Chief Financial Officer

Dated: October 16, 2014